UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported): April 1, 2025

TE CONNECTIVITY PLC

(Exact name of registrant as specified in its charter)

Ireland	98-1779916
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-33260

(Commission File Number)

Parkmore Business Park West,

Parkmore, Ballybrit,

Galway, H91VN2T, Ireland

(Address of Principal Executive Offices, including Zip Code)

+353 91 378 040

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Ordinary Shares, Par Value $0.01	TEL	New York Stock Exchange
0.00% Senior Notes due 2029*	TEL/29	New York Stock Exchange
3.250% Senior Notes due 2033*	TEL/33	New York Stock Exchange

* Issued by Tyco Electronics Group S.A., an indirect wholly-owned subsidiary of TE Connectivity plc

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 7.01. Regulation FD Disclosure.

On April 1, 2025, TE Connectivity plc (the “Company”) issued a press release announcing the closing of the Transaction (as defined below). The press release is furnished as Exhibit 99.1 to this report and incorporated by reference in this Item 7.01.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

As previously disclosed, on February 11, 2025, the Company entered into a Transaction Agreement (the “Transaction Agreement”) with TE Connectivity Corporation, a Pennsylvania corporation and an indirect wholly owned subsidiary of the Company (“Buyer”), Relay Holding, LLC, a Delaware limited liability company (“Relay”) and certain other parties thereto, pursuant to which a subsidiary of the Company would acquire the Richards Manufacturing business through the acquisition of Relay and its subsidiaries. The Company is party to the Transaction Agreement solely in its capacity as guarantor of certain of Buyer’s obligations under the Transaction Agreement.

The transactions contemplated by the Transaction Agreement (the “Transaction”) were consummated on April 1, 2025.

The foregoing description of the Transaction Agreement does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the Transaction Agreement, a copy of which will be filed with the Company’s next Quarterly Report on Form 10-Q for the quarter ended March 28, 2025.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press release issued April 1, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

* The press release may contain hypertext links to information on the Company’s website or Relay’s website. The information on the Company’s website and Relay’s website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2025	TE CONNECTIVITY PLC

	By:	/s/ Harold G. Barksdale
		Name:	Harold G. Barksdale
		Title:	Vice President and Corporate Secretary